UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2015

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CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W.,  Kennesaw,  Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2Financial Information

Item 2.02Results of Operations and Financial Condition.

On February 17, 2015, CryoLife, Inc. (“CryoLife” or the “Company”) issued a press release announcing its financial results for the year and quarter ended December 31, 2014. On February 17, 2015, the Company filed a Current Report on Form 8-K to disclose the issuance of the aforementioned press release, but failed to attach the press release to the Form 8-K.  This amendment to such Form 8-K is filed to attach copies of (i) the February 17, 2015 press release and (ii) the transcript of the live conference call and webcast that was held by the Company on February 17, 2015 (referred to herein as the “earnings call”).

CryoLife hereby incorporates by reference herein the information set forth in its press release dated February 17, 2015, a copy of which is attached hereto as Exhibit 99.1.  CryoLife also hereby incorporates by reference herein the statements made by the Company during the earnings call as set forth in the earnings call transcript, a copy of which is attached hereto as Exhibit 99.2.  Except as otherwise provided in the press release, the press release speaks only as of the date of such press release, and it shall not create any implication that the affairs of CryoLife have continued unchanged since such date.  Likewise, except as otherwise provided by the Company during the earnings call, the statements made by the Company during the earnings call were made as of the date of such earnings call and do not create any implication that the affairs of CryoLife have continued unchanged since such date.

The press release and earnings call transcript include earnings per share guidance that excludes expenses related to potential future business development.  The Company has excluded expenses related to potential future business development from its earnings per share guidance because the Company maintains an active business development program that is subject to changes and is currently unable to predict the level of activity during the remainder of fiscal 2015, if any.

The information provided pursuant to this Item 2.02 is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of CryoLife’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release or during the earnings call.  Please refer to (i) the last paragraph of the text portion of the press release and (ii) the first page of the earnings call transcript for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in CryoLife’s Form

10-K filed for the year ended December 31, 2014 and its subsequent filings with the Securities and Exchange Commission, as well as in the press release attached as Exhibit 99.1 hereto. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

Section 9Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements.

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Shell Company Transactions.

(d) Exhibits.

Exhibit Number	Description
99.1*	Press release dated February 17, 2015
99.2*	Transcript of Earnings Call held on February 17, 2015

* This exhibit is furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: February 23, 2015

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release dated February 17, 2015
99.2*	Transcript of Earnings Call held on February 17, 2015

* This exhibit is furnished, not filed.